UMB SCOUT BALANCED FUND
                           UMB SCOUT EQUITY INDEX FUND
                            UMB SCOUT TECHNOLOGY FUND
                              UMB SCOUT ENERGY FUND
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     Supplement dated October 31, 2004 to the Prospectus and Statement of
Additional Information dated October 31, 2004 for the various UMB Scout Funds

This Supplement updates certain information contained in the joint Prospectus and Statement of Additional Information for the various UMB Scout Funds dated October 31, 2004. You should keep this Supplement with your Prospectus and Statement of Additional Information for future reference. Additional copies of the Prospectus and Statement of Additional Information may be obtained free of charge by calling (800) 996-2862.

UMB Scout Balanced Fund

      The Board of Directors of UMB Scout Balanced Fund, Inc. has voted to liquidate the Fund. The liquidation will require the approval of shareholders of the Fund. Accordingly, the Board has authorized Fund management to schedule a meeting of shareholders of the Fund and to prepare and file materials with the Securities and Exchange Commission, which will include a proxy statement to be sent to shareholders seeking their vote to approve the liquidation.

      The shareholder meeting is currently expected to be held in mid-December, and the liquidation is expected to be completed prior to December 31, 2004.

      In view of the proposed liquidation, the UMB Scout Balanced Fund will be closed to new investors as of November 1, 2004. However, shareholders who purchased their shares prior to November 1, 2004 may continue to purchase shares in the Fund until the liquidation is complete. After November 1, 2004, if you sell all of the shares in your UMB Scout Balanced Fund account, your account will be closed and you will not be able to buy additional Fund shares or reopen your account.

UMB Scout Equity Index Fund
UMB Scout Technology Fund
UMB Scout Energy Fund

      The Board of Trustees of UMB Scout Funds has voted to liquidate the UMB Scout Equity Index Fund, UMB Scout Technology Fund and UMB Scout Energy Fund. The liquidation is expected to be completed prior to December 31, 2004. In view of the proposed liquidation, these Funds will be closed to new investors as of November 1, 2004. However, shareholders who purchased their shares prior to November 1, 2004 may continue to purchase shares of these Funds until the liquidation is complete. After November 1, 2004, if you sell all of the shares in your UMB Scout Equity Index Fund, UMB Scout Technology Fund or UMB Scout Energy Fund account, your account will be closed and you will not be able to buy additional shares of such Fund or reopen your account.